Exhibit 31.1   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002   I, Doron Blachar, certify that:   1.  I have  reviewed  this quarterly  report on Form 10-Q for  the quarter ended September 30, 2026 of Ormat Technologies,  Inc.;  2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with  respect to the period covered by this report;  3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in  all  material  respects  the  financial  condition,  results  of  operations  and  cash  flows  of  the  registrant  as  of,  and  for,  the  periods  presented in this report; 4.  The  registrant’s  other  certifying  officer  and  I  are  responsible  for  establishing  and maintaining  disclosure  controls  and  procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in  Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:   (a) Designed  such disclosure  controls  and procedures,  or  caused  such disclosure  controls  and procedures  to  be  designed  under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made  known to us by others within those entities, particularly during the period in which this report is being prepared;   (b) Designed such  internal control over  financial  reporting, or caused such  internal control over  financial  reporting  to be  designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation  of financial statements for external purposes in accordance with generally accepted accounting principles;   (c)  Evaluated  the  effectiveness  of  the  registrant’s  disclosure  controls  and  procedures  and  presented  in  this  report  our  conclusions about  the effectiveness of  the disclosure controls and procedures, as of  the end of  the period covered by  this  report  based on such evaluation; and  (d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the  registrant’s most  recent  fiscal  quarter  (the  registrant’s  fourth  fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially  affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and  5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over  financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing  the equivalent functions):  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting  which  are  reasonably  likely  to  adversely  affect  the  registrant’s  ability  to  record,  process,  summarize  and  report  financial  information; and   (b) Any  fraud, whether or not material,  that  involves management or other employees who have a significant  role  in  the  registrant’s internal control over financial reporting.    By: /s/ Doron Blachar Name: Doron Blachar Title: Chief Executive Officer (Principal Executive Officer) Date: November 5, 2026